Exhibit 10.1

OMNIBUS AMENDMENT NO. 2

[AMENDMENT NO. 2 TO AMENDED AND RESTATED RECEIVABLES SALE

AGREEMENT AND AMENDMENT NO. 2 TO SECOND AMENDED AND RESTATED

RECEIVABLES PURCHASE AGREEMENT]

THIS OMNIBUS AMENDMENT NO. 2 is entered into as of May 18, 2007 by and among:

(a) Yellow Transportation, Inc., an Indiana corporation, Roadway Express, Inc., a Delaware corporation, USF Reddaway Inc., an Oregon corporation, and USF Holland Inc., a Michigan corporation (each of the foregoing, an “Originator” and collectively, the “Originators”),

(b) Yellow Roadway Receivables Funding Corporation, a Delaware corporation (the “Seller”),

(c) JPMorgan Chase Bank, N.A., SunTrust Bank, Wachovia Bank, National Association, and ABN AMRO Bank, N.V. (each of the foregoing a “Committed Purchaser”),

(d) Falcon Asset Securitization Company LLC (f/k/a Falcon Asset Securitization Corporation), Three Pillars Funding LLC, Variable Funding Capital Company LLC (as assignee of Blue Ridge Asset Funding Corporation), and Amsterdam Funding Corporation (each of the foregoing, a “Conduit”),

(e) YRC Assurance Co. Ltd., an exempted company incorporated with limited liability under the laws of Bermuda formerly known as USF Assurance Co. Ltd., individually and as agent for itself (in such latter capacity, a “Co-Agent”),

(f) Wachovia Bank, National Association, as letter of credit issuer (the “LC Issuer”);

(g) SunTrust Capital Markets, Inc., Wachovia Bank, National Association, ABN AMRO Bank, N.A., and JPMorgan Chase Bank, N.A., as “Co-Agents,” and

(h) JPMorgan Chase Bank, N.A., as administrative agent for the Groups (together with its successors in such capacity, the “Administrative Agent” and together with the Co-Agents, the “Agents”),

with respect to (i) that certain Amended and Restated Receivables Sale Agreement, dated as of May 24, 2005, by and among the Originators and the Seller (as heretofore amended, the “Existing RSA”), and (ii) that certain Second Amended and Restated Receivables Purchase Agreement, dated as of May 24, 2005, among the parties hereto other than the Originators (as heretofore amended, the “Existing RPA” and, together with the Existing RSA, the “Existing Agreements”).

FOR GOOD AND VALUABLE CONSIDERATION, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1. Defined Terms. Capitalized terms used herein and not otherwise defined shall have their meanings as attributed to such terms in the Existing Agreements.

2. Amendments.

2.1 All references in the Existing Agreements to “Falcon Asset Securitization Corporation” are hereby replaced with “Falcon Asset Securitization Company LLC”.

2.2 Section 1.11 of the Existing RPA is hereby amended and restated in its entirety to read as follows:

Section 1.11. Grant of Security Interest.

(a) The Seller hereby grants to the Administrative Agent for the ratable benefit of the Purchasers and the LC Issuer, a security interest in all of its right, title and interest, now owned or hereafter acquired, in the Receivables, the Related Security, each Collection Account, the Collections and proceeds thereof to secure payment of the Aggregate Unpaids, including its indemnity obligations under Article VIII and all other obligations owed hereunder to the Agents and the Purchasers. After a Servicer Default, the Administrative Agent, on behalf of the Purchasers and the LC Issuer, shall have, in addition to the rights and remedies it may have under this Agreement, all other rights and remedies provided to a secured creditor after default under the UCC and other applicable law, which rights and remedies shall be cumulative.

(b) Notwithstanding the foregoing, the Agents, the Purchasers and the LC Issuer hereby consent to the Seller’s declaration and payment to YRC Worldwide Inc. of dividends of Receivables as to which the Obligor thereof has taken any action, or suffered any event to occur, of the type described in Section 7.1(c) as if references to the Seller therein refer to such Obligor (each, a “Bankrupt Receivable”) free and clear of any Adverse Claim of the Agents, the Purchasers or the LC Issuer, provided that (i) no Servicer Default or Potential Servicer Default exists and is continuing as of the date on which such dividend is declared or made or will result from the making of such dividend; (ii) the Seller gives the Agents not less than 3 Business Days’ prior written notice of its intention to declare such a dividend which identifies the applicable Obligor by name and the then current outstanding balance of the Bankrupt Receivables to be distributed; (iii) prior to accepting any dividend of a Bankrupt Receivable, YRC Worldwide Inc. delivers to the Agents a written certificate signed by an authorized officer certifying that the Obligor on such Bankrupt Receivable either has been or will be promptly directed to make any payments in respect thereof to an address or account other than a Collection Account; and (iv) distribution of a Bankrupt Receivable will not alter its status as a Defaulted Receivable or

Delinquent Receivable, as applicable, as of any date prior to or in the month it is distributed pursuant to this Section 1.11(b).

2.3 The definitions in the Existing RPA of the following terms are hereby amended and restated in their entirety to read, respectively, as follows:

“Calculation Period” means, for the purposes of any calculation defined herein which references a “Calculation Period,” (i) during an Asynchronous Accounting Period, (A) in the case of any amounts used in such calculation derived from or associated with Receivables originated by Yellow Transportation, Inc. and Roadway Express, Inc., the calendar month designated in the table below and (B) in the case of any amounts used in such calculation derived from or associated with Receivables originated by USF Reddaway Inc. and USF Holland Inc., the accounting period designated in the table below, it being understood that “Calculation Period” is a collective term referring to both component periods as specified in (A) and (B) above and as indicated in the table below and the phrases “Calculation Period most recently ended” and “as of the last day of the Calculation Period most recently ended” refer collectively to both respective component periods or the last day of both respective component periods (as the case may be) as specified in (A) and (B) above and as indicated in the table below, or (ii) at all other times, each calendar month:

CALCULATION PERIOD	CALENDAR MONTH	ACCOUNTING PERIOD	CORRESPONDING DATES
5	May 2007	4 weeks	4/29/07 to 5/26/07
6	June 2007	5 weeks	5/27/07 to 6/30/07
7	July 2007	4 weeks	7/1/07 to 7/28/07
8	August 2007	4 weeks	7/29/07 to 8/25/07
9	September 2007	5 weeks	8/26/07 to 9/29/07
10	October 2007	4 weeks	9/30/07 to 10/27/07
11	November 2007	4 weeks	10/28/07 to 11/26/07
12	December 2007	5 weeks	11/27/07 to 12/29/07
1	January 2008	4 weeks	12/30/07 to 1/26/08
2	February 2008	4 weeks	1/27/08 to 2/23/08
3	March 2008	5 weeks	2/24/08 to 3/29/08
4	April 2008	4 weeks	3/30/08 to 4/26/08
5	May 2008	4 weeks	4/27/08-5/24/08

“Stated Liquidity Termination Date” means May 16, 2008 (or if such date is not a Business Day, the next preceding Business Day), as the same may be extended from time to time in accordance with the terms of Section 1.16.

2.4 Exhibit VIII to the Existing RPA is hereby amended and restated in its entirety to read as set forth in the Annex A hereto.

3. Representations and Warranties. In order to induce the other parties to enter into this Amendment, (a) the Seller hereby represents and warrants to the Agents, the LC Issuer and the Purchasers that after giving effect to the amendments contained in Section 2 above, (i) no Servicer Default or Potential Servicer Default exists and is continuing as of the Effective Date

(as defined in Section 4 below), and (ii) each of the Seller’s representations and warranties contained in Section 3.1 of the Existing RPA is true and correct as of the Effective Date, and (b) each of the Originators hereby represents and warrants to the Seller, the Agents, the LC Issuer and the Purchasers that after giving effect to the amendments contained in Section 2 above, no event has occurred and is continuing that will constitute an Event of Default or Potential Event of Default.

4. Effective Date. This Amendment shall become effective as of the date first above written (the “Effective Date”) when the Administrative Agent has received counterparts of this Amendment, duly executed by each of the parties hereto.

5. Ratification. Each of the Existing Agreements, as modified hereby, is hereby ratified, approved and confirmed in all respects.

6. Reference to Agreement. From and after the Effective Date hereof, each reference in either of the Existing Agreements to “this Agreement”, “hereof”, or “hereunder” or words of like import, and all references to either of the Existing Agreements in any and all agreements, instruments, documents, notes, certificates and other writings of every kind and nature shall be deemed to mean the Existing RSA or the Existing RPA, as applicable, as modified by this Amendment.

7. Costs and Expenses. The Seller agrees to pay all reasonable costs, fees, and out-of-pocket expenses (including reasonable attorneys’ fees and disbursements) incurred by the Agents in connection with the preparation, execution and enforcement of this Amendment and any related amendments of their respective Liquidity Agreements.

8. CHOICE OF LAW. THIS AMENDMENT SHALL BE GOVERNED BY THE LAW OF THE STATE OF NEW YORK WITHOUT REGARD TO CONFLICT OF LAW PRINCIPLES (OTHER THAN SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW).

9. Execution in Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

<signature pages follow>

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed and delivered by their duly authorized officers as of the date hereof.

YELLOW TRANSPORTATION, INC.

By:	/s/ Sheila Taylor
Name:	Sheila Taylor
Title:	Vice President, Finance

ROADWAY EXPRESS, INC.

By:	/s/ Terry Gerrond
Name:	Terry Gerrond
Title:	Vice President, Tax

USF REDDAWAY INC.

By:	/s/ Fritz Gerding
Name:	Fritz Gerding
Title:	Vice President Finance & CFO

USF HOLLAND INC.

By:	/s/ Christopher Reehl
Name:	Christopher Reehl
Title:	Vice President Finance & CFO

YELLOW ROADWAY RECEIVABLES FUNDING CORPORATION

By:	/s/ Todd Hacker
Name:	Todd Hacker
Title:	President

YRC ASSURANCE CO. LTD., AS AN UNCOMMITTED PURCHASER AND AS YRCA AGENT

By:	/s/ Terry Gerrond
Name:	Terry Gerrond
Title:	Vice President, Tax

WACHOVIA BANK, NATIONAL ASSOCIATION, AS A COMMITTED PURCHASER, AS LC ISSUER AND AS VFCC AGENT

By:	/s/ Eero H. Maki
Name:	Eero H. Maki
Title:	Director

VARIABLE FUNDING CAPITAL COMPANY LLC

BY: WACHOVIA CAPITAL MARKETS, LLC, ITS ATTORNEY-IN-FACT

By:	/s/ Douglas R. Wilson, Sr.
Name:	Douglas R. Wilson, Sr.
Title:	Director

SUNTRUST CAPITAL MARKETS, INC., AS THREE PILLARS AGENT

By:	/s/ Michael G. Maza
Name:	Michael G. Maza
Title:	Managing Director

SUNTRUST BANK, AS A COMMITTED PURCHASER

By:	/s/ John Giegerich
Name:	John Giegerich
Title:	Managing Director

THREE PILLARS FUNDING LLC

By:	/s/ Doris J. Hearn
Name:	Doris J. Hearn
Title:	Vice President

ABN AMRO BANK N.V., AS A COMMITTED PURCHASER AND AS AMSTERDAM AGENT

By:	/s/ Thomas Educate
Name:	Thomas Educate
Title:	Senior Vice President

AMSTERDAM FUNDING CORPORATION

By:	/s/ Jill A. Gordon
Name:	Jill A. Gordon
Title:	Vice President

JPMORGAN CHASE BANK, N.A., AS A COMMITTED PURCHASER, AS FALCON AGENT AND AS ADMINISTRATIVE AGENT

By:	/s/ Joseph Esposito
Name:	Joseph Esposito
Title:	Vice President

FALCON ASSET SECURITIZATION COMPANY LLC

BY: JPMORGAN CHASE BANK, N.A., ITS ATTORNEY-IN-FACT

By:	/s/ Joseph Esposito
Name:	Joseph Esposito
Title:	Vice President